Exhibit 10.1.2


                  FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), dated as of August 16, 1999, is made between HMT TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower") and CREDIT SUISSE FIRST BOSTON and FLEET NATIONAL BANK, as agents for the Banks party to the Credit Agreement referenced below (in such capacity, the "Agents").
The Borrower, the Banks and the Agents are parties to a Revolving Credit Agreement dated as of November 2, 1998. The Borrower's obligations under the Revolving Credit Agreement are secured by certain Collateral, as more specifically described in that certain Security Agreement dated as of November 2, 1998, between the Borrower and the Agents (the "Security Agreement").

The Borrower, the Banks and the Agents have agreed to certain amendments to the above-referenced Revolving Credit Agreement, as more specifically set forth in that certain First Amendment to Revolving Credit Agreement of even date herewith (the "First Amendment") (the Revolving Credit Agreement, as amended by the First Amendment, the "Credit Agreement").

In connection with the First Amendment, the Borrower has requested that the Agents agree to certain amendments to the Security Agreement to, among other things, release the Agents' security interest in certain Collateral. The Agents have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

Definitions; Interpretation.

Terms Defined in Security Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

Interpretation. The rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

Partial Release of Collateral. Effective on the date of the satisfaction of the conditions precedent set forth in Section 4 below (the "Effective Date"), the Agents hereby release their security interest in the following types or items of Collateral, whether now existing or hereafter acquired or arising: all Accounts, all Documents, all Equipment, all Inventory and, except as provided in the immediately succeeding sentence, all Books. The Borrower agrees and acknowledges that the Agents do not hereby release, and the Agents expressly retain, their security interests and Liens upon all Collateral, whether now existing or hereafter acquired or arising, consisting of Deposit Accounts, Instruments, Investment Property, Chattel Paper, Books relating to Deposit Accounts, Instruments, Investment Property or Chattel Paper, products and Proceeds of any and all of the foregoing and Letter of Credit Proceeds.

Reaffirmation of Liens. Except as expressly amended or released hereby, the Borrower hereby reaffirms that the Liens granted to the Agents for the benefit of the Banks under the Security Agreement and the other Collateral Documents constitute valid and perfected first priority Liens on the Collateral (subject only to Permitted Liens) securing the Borrower's Obligations under the Credit Agreement and the other Loan Documents.

Other Amendments to the Security Agreement.

Amendments. The Security Agreement shall be amended as follows, effective as of the Effective Date:

Section 4 of the Security Agreement is hereby amended by deleting subsections (g), (h) and (i).

(ii) Section 5 of the Security Agreement is hereby amended by deleting subsections (l), (m), (p) and (q).

Section 6 of the Security Agreement is hereby amended by deleting subsection (a).

(iv) Section 7 of the Security Agreement is hereby amended and restated as follows:

            "SECTION 7      Authorization; Agents Appointed
             Attorney-in-Fact. The Agents shall have the right to, in the name of the Borrower, or in the name of the Agents or otherwise, without notice to or assent by the Borrower, and the Borrower hereby constitutes and appoints the Agents (and any of each Agent's officers or employees or agents designated by either Agent) as the Borrower's true and lawful attorney-in-fact, with full power and authority to:

                          (1) sign any of the Financing
             Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agents' security interest in the Collateral;

                          (2) take possession of and endorse
             any notes, acceptances, checks, drafts, money orders or other forms of payment or security in order to collect any Proceeds of any Collateral;

                          (3) exercise dominion and control
             over, and refuse to permit further withdrawals from, Deposit Accounts maintained with the Agents, any Bank or any other bank, financial institution or other Person;

                          (4) enforce payment or any other
             rights in respect of any Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing any Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to any Collateral, as the Agents may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agents with respect to the Collateral;

                          (5) execute any and all
             endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral;

                          (6) execute and deliver to any
             securities intermediary or other Person any entitlement order, Account Control Agreement or other notice, document or instrument which the Agents may deem necessary of advisable to maintain, protect, realize upon and preserve the Investment Property and the Agents' security interest therein; and

                          (7) execute any and all such other
             documents and instruments, and do any and all acts and things for and on behalf of the Borrower, which the Agents may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Agents' security interest therein and to accomplish the purposes of this Agreement.

                    The Agents agree that, except upon the occurrence and
             during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Agents, pursuant to clauses (2) through (7). Subject to the immediately preceding sentence with respect to the periods during which the foregoing power of attorney may be exercised, the foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. The Borrower hereby ratifies, to the extent permitted by law, all that the Agents shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7."

(v) Section 10 of the Security Agreement is hereby amended by deleting the text "or, in the case of Equipment, render it nonfunctional," from the third line.

(vi) Section 22 of the Security Agreement is hereby amended by deleting the text "earlier of (i) the release of the security interest granted hereby pursuant to Section 28 of the Credit Agreement, or (ii) the" from the first and second lines.

References Within Security Agreement. Each reference in the Security Agreement to "this Agreement" and the words "hereof," "herein,"
"hereunder," or words of like import, shall mean and be a reference to the Security Agreement as amended by this Amendment.

Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

Executed Counterpart. The Agents shall have received from the Borrower a duly executed counterpart of this Amendment.

First Amendment to Revolving Credit Agreement. All conditions precedent to the effectiveness of the First Amendment shall have been satisfied. Representations and Warranties; No Default. On the Effective Date, after giving effect to the amendment of the Security Agreement contemplated hereby:

the representations and warranties contained in Section 5 below shall be true and correct on and as of the Effective Date as though made on and as of such date; and

no Default shall have occurred and be continuing.

Additional Documents. The Agent shall have received, in form and substance satisfactory to it, such additional approvals, documents and other information as the Agents or any Bank (through the Agents) may reasonably request.

Representations and Warranties. To induce the Agents to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in
Section 4 of the Security Agreement, after giving effect to the amendments set forth in Section 2 above. For the purposes of this
Section 5, (i) each reference in Section 4 of the Security Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Security Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

Miscellaneous.

Notice. The Agents shall notify the Borrower and the Banks of the occurrence of the Effective Date.

Security Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Security Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks' and the Agents' execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

No Reliance. The Borrower hereby acknowledges and confirms to the Agents and the Banks that the Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person. Costs and Expenses. The Borrower agrees to pay to the Agents on demand the reasonable out-of-pocket costs and expenses of the Agents, and the reasonable fees and disbursements of counsel to the Agents, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Agents and each Bank and their respective successors and assigns.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

Complete Agreement; Amendments. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 25 of the Credit Agreement.

Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Interpretation. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to the Agents, the Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against any of the Banks or the Agents merely because of the Agents' or any Bank's involvement in the preparation thereof.

Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.

                           [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                          THE BORROWER

                          HMT TECHNOLOGY CORPORATION

                          By
                                  Name:
                                  Title:

                          THE AGENTS

                          CREDIT SUISSE FIRST BOSTON,
                          as Agent

                          By
                                  Name:
                                  Title:

                          By
                                  Name:
                                  Title:

                          FLEET NATIONAL BANK, as Agent

                          By
                                  Name:
                                  Title: